================================================================================
                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  DATE OF EARLIEST EVENT REPORTED: June 4, 2003


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-13167

                  TEXAS                                  74-1611874
     (State or other jurisdiction of        (I.R.S. Employer Identification No.)
     incorporation or organization)

        15835 Park Ten Place Drive                    77084
              Houston, Texas                        (Zip Code)
 (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                  281-749-7800
                                       N/A
         (Former name or former address, if changed since last report.)

ITEM 7. EXHIBITS


EXHIBIT 99.1   CONTRACT STATUS SUMMARY AT JUNE 4, 2003



ITEM 9.    REGULATION FD DISCLOSURE

     The ATWOOD FALCON has been awarded a contract by Japan Energy Development Co., LTD to drill two wells off the coast of Japan. The contract provides for a dayrate of $83,300, with mobilization and demobilization payments of $1.35 million, respectively. The ATWOOD FALCON is currently preparing to commence drilling the final well under its Woodside contract, which should be completed by the end of June 2003. The rig will then be moved to Malaysia to drill one well for Sarawak Shell and one well for Murphy Sabah Oil Co., which should be completed by the end of October 2003. Upon completing its work in Malaysia, the rig will be moved to Japan. The time to move the rig plus perform certain required inspections is expected to be approximately four weeks thus, anticipated commencement of drilling operations in Japan is early to mid December 2003. The drilling of the two wells in Japan is estimated to take around 100 to 120 days to complete.

     The RICHMOND,  upon  completing its current  contract  (estimated  mid-June
2003), has been awarded a one firm well, plus two option-wells contract by Spinnaker Exploration Company, L.L.C. The one firm well is estimated to take 50 days to complete, with a dayrate of $22,000. If drilled, the dayrate for the two option-wells will be $24,000.

     The ATWOOD EAGLE, currently working in Angola under a contract with ESSO Exploration Angola, incurred approximately eight days of downtime in May 2003 due to an equipment failure. Normal operations resumed following equipment repairs. The current consensus estimate of diluted earnings per share for the Company's fiscal 2003 third quarter is $.06. With the downtime incurred by the ATWOOD EAGLE due to its equipment failure problem, the Company expects to be around a breakeven for the quarter ending June 30, 2003.

     Additional information with respect to the Company's Contract Status Summary June 4, 2003 is attached hereto as Exhibit 99.1 which is being furnished in accordance with Rule 101 (e)(1) under Regulation FD and should not be deemed to be filed.

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved in the construction of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to a war with Iraq; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2002, filed with the Securities and Exchange Commission.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                       ATWOOD OCEANICS, INC.
                                                       (Registrant)



                                                       /s/ James M. Holland
                                                       James M. Holland
                                                       Senior Vice President

                                                       DATE:    June 4, 2003

                                  EXHIBIT INDEX


EXHIBIT NO.                                             DESCRIPTION

99.1                                  Contract Status Summary at June 4, 2003



                                  EXHIBIT 99.1
                     ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                             CONTRACT STATUS SUMMARY
                                 AT June 4, 2003

      NAME OF RIG             LOCATION               CUSTOMER                          CONTRACT STATUS
SEMISUBMERSIBLES -
------------------

ATWOOD FALCON                 AUSTRALIA      WOODSIDE ENERGY LTD.       The rig is preparing to commence drilling the
                                             ("WOODSIDE")               last well under its contract with Woodside.
                                                                        The contract is estimated to be complete
                                                                        around the end of June 2003.  Following
                                                                        completion, the rig will be moved to Malaysia
                                                                        to drill one well for Sarawak Shell and one
                                                                        well for Murphy Sabah Oil Co.  The drilling
                                                                        of these wells should commence around August
                                                                        1, 2003 and should take approximately 100
                                                                        days to complete.  Murphy has an option to
                                                                        drill one additional well at a later date.
                                                                        Following completion of its work in Malaysia,
                                                                        the rig will be moved to Japan to drill two
                                                                        wells estimated to take 100 to 120 days to
                                                                        complete.

ATWOOD HUNTER                  ISRAEL        SAMEDAN, MEDITERRANEAN     The rig is drilling one well for Samedan,
                                             SEA                        Mediterranean Sea ("Samedan").  This well is
                                                                        estimated to be completed in mid-July 2003,
                                                                        with Samedan having an option to drill one
                                                                        additional well at a later date.

ATWOOD EAGLE                   ANGOLA        ESSO EXPLORATION ANGOLA    The rig is drilling the second well of a firm
                                             (BLOCK 15) LIMITED         three well contract with ESSO off the coast
                                             ("ESSO")                   of Angola.  ESSO has options for four
                                                                        additional wells.  If no option wells are
                                                                        drilled, the contract could terminate around
                                                                        early August 2003.

SEAHAWK                       MALAYSIA       EXXONMOBIL EXPLORATION &   The rig's current contract terminates in
                                             PRODUCTION MALAYSIA INC.   December 2003, with an option for the
                                                                        Operator to extend.

ATWOOD SOUTHERN CROSS      MEDITERRANEAN     EDISON GAS S.p.A.          The rig has commenced a contract with EDISON
                                 SEA         ("EDISON")                 to work on three plug and abandonment wells
                                                                        which is expected to take approximately 60
                                                                        days to complete.  Contract opportunities for
                                                                        additional work following completion of the
                                                                        EDISON wells are being pursued in the
                                                                        Mediterranean Area.


SEASCOUT                    UNITED STATES                               The SEASCOUT was purchased in December 2000
                           GULF OF MEXICO                               for future conversion to a tender-assist
                                                                        unit, similar to the SEAHAWK, once an
                                                                        acceptable contract opportunity is secured.
                                                                        The rig is currently coldstacked.

CANTILEVER JACK-UPS -
---------------------
VICKSBURG                     MALAYSIA      EXXONMOBIL EXPLORATION &    In October 2002, the rig commenced a two-year
                                            PRODUCTION MALAYSIA INC.    drilling program (with an option by EMEPMI
                                            ("EMEPMI")                  for one additional year), with EMEPMI having
                                                                        the right to terminate the drilling program
                                                                        after one year at any time with a 120 days
                                                                        notice period.

ATWOOD BEACON                                                           The construction of the ATWOOD BEACON
                               UNDER                                    continues on schedule.  The shipyard portion
                            CONSTRUCTION                                of the construction was completed in May
                                                                        2003; additional equipment commissioning and
                                                                        testing is currently being carried out which
                                                                        may extend into July 2003 depending on the
                                                                        schedule for commencing operations.  The
                                                                        Company is in discussion for a short-term
                                                                        contract for the rig to commence operation in
                                                                        July/August 2003.

SUBMERSIBLE -
--------------
RICHMOND                    UNITED STATES    OCEAN ENERGY, INC./DEVON   The rig is currently drilling the second of
                           GULF OF MEXICO                               two wells for Ocean Energy, Inc./Devon.
                                                                        This  well should take until mid-June 2003 to
                                                                        complete.  Following completion of this
                                                                        contract, the rig will commence a one-well,
                                                                        plus options for two additional wells
                                                                        contract for Spinnaker Exploration Company,
                                                                        L.L.C.  The one firm well is expected to take
                                                                        50 days to complete.

MODULAR PLATFORMS -
-------------------
GOODWYN 'A' /NORTH            AUSTRALIA      WOODSIDE ENERGY LTD.       There is currently an indefinite planned
RANKIN 'A'                                                              break in drilling activity for the two
                                                                        client-owned rigs managed by the Company.
                                                                        The Company is involved in maintenance of the
                                                                        two rigs for future drilling programs.
